PROSPECTUS SUPPLEMENT

October 7, 2016

for

THE GUARDIAN INVESTOR IISM VARIABLE ANNUITY

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2016 for The Guardian Investor IISM Variable Annuity, a variable annuity contract issued through The Guardian Separate Account R.

1.	The Ivy Funds Variable Insurance Portfolios and the Ivy Funds VIP Mid Cap Growth will be known as the Ivy Variable Insurance Portfolios and the Ivy VIP Mid Cap Growth, respectively.

2.	Ivy Investment Management Company, an affiliate of Waddell & Reed Investment Management Company (WRIMCO), has replaced WRIMCO as investment advisor for Ivy VIP Mid Cap Growth of the Ivy Variable Insurance Portfolios.

3.	The paragraph under the fee chart on page 67 of the prospectus is replaced with following:

The GLWB Return of Premium Death Benefit is not available in New York or if you select the Guardian Target Now GLWB rider. Also, this death benefit is only available if all covered persons are age 65 or younger at the time the contract is issued, unless otherwise agreed to by GIAC.

4.	The second bullet in the fourth column of the table at the top of page 68 of the prospectus is replaced with following:

•	Available for contracts if all covered persons are age 65 or younger at the time the contract is issued.

Except as set forth herein, all other provisions of the Prospectus shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST

RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH

THE PROSPECTUS FOR FUTURE REFERENCE.

PROSUPP1016INV